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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 23, 2004
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                Date of report (date of earliest event reported)

                          EMISPHERE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-10615
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                            (Commission File Number)

                                   13-3306985
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                     (I.R.S. Employer Identification Number)

   765 Old Saw Mill River Road, Tarrytown, New York             10591
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         (Address of principal executive offices)            (Zip Code)

                                  914-347-2220
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 23, 2004, Emisphere Technologies, Inc. announced that it has entered into a licensing agreement with Novartis Pharma AG to develop an oral formulation of recombinant human growth hormone (rhGH), following successful completion of pre-clinical feasibility studies for rhGH with Emisphere's eligen(R) technology.

Under the terms of the new agreement, Novartis will pay Emisphere up to $34 million during the course of product development, and a royalty increasing to double-digit rates based upon sales. Including the initial payment, Emisphere could receive up to $6 million over the course of the next year. Emisphere will work with Novartis to initiate clinical trials of a convenient, oral human growth hormone product using its eligen(R) technology. Novartis will fully fund the program including all clinical studies.

Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

         Exhibit Number        Description
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         Exhibit 99.1          Press Release of Emisphere Technologies, Inc.
                               dated September 23, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMISPHERE TECHNOLOGIES, INC.

Date: September 23, 2004                   By:
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                                           Name:  Michael Goldberg
                                           Title: Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number     Description
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99.1       Press Release, issued September 23, 2004.

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